_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 30, 2003

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-100818	13-6357101
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                            None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2003-6F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-100818) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $637,618,701 aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-P, Class A-X, Class B1, Class B2 and Class B3 Certificates (the “Publicly Offered Certificates”) on June 30, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 25, 2003, as supplemented by the Prospectus Supplement dated May 27, 2003, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of June 1, 2003, between GS Mortgage Securities Corp., as depositor, and JPMorgan Chase Bank, as Trustee, which incorporates by reference the Standard Terms to Trust Agreement, June 2003 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2.  The “Certificates” consist of the Publicly Offered Certificates and the Class B4, Class B5, Class B6 and Class R Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $640,824,297 as of June 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Purchase Agreement, dated as of June 25, 2003, among Goldman, Sachs & Co., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.

4.5.1

Trust Agreement, dated as of June 1, 2003, between GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

4.5.2

Standard Terms to Trust Agreement (June 2003 Edition)

4.6

Form of Publicly Offered Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:/s/ Marvin J. Kabatznick

      Name: Marvin J. Kabatznick

      Title:   President/CEO

Dated:  June 30, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Purchase Agreement, dated as of June 25, 2003, among Goldman, Sachs & Co., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company

4.5.1

Trust Agreement, dated as of June 1, 2003, between GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

4.5.2

Standard Terms to Trust Agreement (June 2003 Edition)

4.6

Form of Publicly Offered Certificate